UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 220549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ENCISION INC.

(Name of the Registrant as Specified in Its Charter)

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ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 21, 2025

To Our Shareholders:

The Annual Meeting of Shareholders of Encision Inc., a Colorado corporation, will be held at 9:00 A.M. Mountain Time, on August 21, 2025. The Annual Meeting of Shareholders will be held at the offices of Encision Inc., 6797 Winchester Circle, Boulder, CO 80301. Holders of record of shares of our common stock, will vote for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect four directors;

2.	To ratify the appointment of GreenGrowth CPAs as our independent public accountants;

3.	To approve a non-binding advisory resolution on our compensation of our executive officers;

4.	To hold a non-binding advisory vote on the frequency of future advisory votes on the Company’s compensation of its executive officers; and

5.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on June 23, 2025, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gregory J. Trudel

Gregory J. Trudel

President and CEO

July 14, 2025

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 21, 2025: This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended March 31, 2025 are available at www.encision.com.

ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 21, 2025

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Encision Inc., a Colorado corporation, for use at our Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on August 21, 2025. The Annual Meeting of Shareholders will be held at the offices of Encision Inc., 6797 Winchester Circle, Boulder, CO 80301.

If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed Proxy Cards that contain no instructions will be voted for each of the nominees for director indicated herein and in favor of each of the other three proposals which will be considered at the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to our shareholders on or about July 14, 2025.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to our secretary, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

We will bear the costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card. We may, in addition, use the services of our directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold shares of our common stock in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting was June 23, 2025. At the close of business on that day, there were 11,879,645 shares of our common stock, no par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of our common stock that are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions will be counted for purposes of attaining a quorum.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters only. The proposal to ratify the appointment of GreenGrowth CPAs is considered a routine matter. The other proposals which will be considered at the meeting are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on those other proposals. Such unvoted shares are called “broker non-votes.”

If a quorum is present, (i) the election of directors will require a plurality of the votes cast in person or by proxy at the Annual Meeting, and (ii) the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required (x) to ratify the appointment of our independent public accountants, or (y) to approve any other matter (if any) to be voted on by the shareholders at the meeting.

The votes on Proposal 3 and Proposal 4 are non-binding advisory votes. The Board of Directors will consider our executive officer compensation to have been approved by shareholders if Proposal 3 receives more votes “For” than “Against”. The Board of Directors will consider shareholders to have selected the frequency alternative (one year, two years or three years) of Proposal 4 that receives the greatest number of votes. However, because this vote is advisory and not binding on the Company or our Board of Directors in any way, the Board of Directors may decide that it is in our and our shareholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the alternative approved by our shareholders.

Proxies marked “withhold” and broker non-votes will have no effect on the election of directors.

Abstentions shall have the same effect as a vote against Proposal 2 (ratification of auditors). Abstentions shall have no effect on the outcome of Proposal 3 (vote on executive compensation) and Proposal 4 (frequency of future votes on executive compensation).

Broker non-votes shall have no effect on the outcome of Proposals 2, 3, and 4.

ACTIONS TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the four nominees named herein for the office of director, (2) FOR ratification of the appointment of GreenGrowth CPAs as our independent public accountants, (3) FOR approval of a non-binding advisory resolution on the compensation of our executive officers, (4) FOR every “Three Years” as the frequency for future advisory votes on the compensation of our executive officers, and (5) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

If shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Shareholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Shareholder Proposals to be Included in the Proxy Statement

To be considered for inclusion in our proxy materials for the 2026 Annual Meeting of Stockholders, a stockholder proposal must be received in writing at our Boulder, Colorado offices not later than March 16, 2026.

Stockholder Proposals Not to be Included in the Proxy Statement

If you wish to make a shareholder proposal at the 2026 Annual Meeting of Stockholders that is not intended to be included in our proxy materials for that meeting, you generally must provide appropriate notice to us in the manner specified in our Bylaws between April 23, 2026 and May 23, 2026. Furthermore, a proxy for our 2026 Annual Meeting of Stockholders may confer discretionary authority to vote on any matter not submitted to us by May 30, 2026.

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ELECTION OF DIRECTORS

(Proposal Item #1)

Our board of directors has nominated the four persons listed below for election as directors for the 2026 fiscal year, each to hold office until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees of the board of directors or such shareholder may withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as our board of directors may recommend. There are no family relationships among these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR THE BOARD OF DIRECTORS.

The following table sets forth the members of our board of directors, their ages as of March 31, 2025, and their positions and offices held:

Name	Age	Position
Vern D. Kornelsen (1) (2) (3)	92	Director
Robert H. Fries (1) (2)	76	Director
Patrick W. Pace, M.D. (2) (3)	53	Director
Gregory J. Trudel	64	Director, President & CEO

(1)       Member of the Compensation Committee.

(2)       Member of the Nominating Committee.

(3)       Member of the Audit Committee.

Vern D. Kornelsen is one of our co-founders and served on our board of directors and as our Chief Financial Officer from 1991 through February 1997. He was re-elected to the board of directors in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, one our principal shareholders. Mr. Kornelsen formerly practiced as a certified public accountant in the state of Colorado for many years. He has been active in managing two investment partnerships, the first since 1990 and the second since 1997, of which he is the general partner, as well as serving as an officer and director of several private companies and of two public companies, Lifeloc Technologies, Inc., of which he is the controlling stockholder, and Electronic Systems Technology, Inc. Mr. Kornelsen received a Bachelor of Science degree in business from the University of Kansas. We believe Mr. Kornelsen is qualified to serve on our board of directors based on his executive experience with several private companies and his financial and accounting expertise as described above.

Robert H. Fries has served on our board of directors since 2003. Mr. Fries is a founder and the President of FinanceVision Services, Inc., a finance and tax consulting firm, and has served as a finance executive with a broad range of large public multinational companies. From 2000-2024, he provided us with financial and tax consulting services through his consulting firm. Mr. Fries is a certified public accountant (inactive). His credentials include an MBA from St. John's University, New York, and a Juris Doctor Degree from Jones School of Law. We believe that Mr. Fries’ financial and business expertise, particularly in the role of finance executive for various large public companies, give him the qualifications and skills to serve as a director.

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Patrick W. Pace, M.D. was appointed to our board of directors in April 2012. Dr. Pace is a Managing Director on UTIMCO’s Private Equity team and oversees all investments in private equity, venture capital, and private credit globally. Also, he is on UTIMCO’s Leadership Team and Investment Committee. Dr. Pace joined UTIMCO after working with EDG Partners as an Advisor. Previously, he served as Managing Director at Citadel Investment Group. Prior to Citadel, Dr. Pace led healthcare high yield and distressed debt investing as part of AIG Investments, served as a Senior Analyst covering the medical device industry at UBS, and worked in equities at Credit Suisse First Boston. Dr. Pace began his career as a resident in Otolaryngology (ENT) at the University of Virginia Hospital. Dr. Pace serves on the boards of MMIS, Inc, and as Chairman of Nanospectra Biosciences. He participates on the Advisory Council for the UT-Health School of Biomedical Informatics and on the Investment Committee for the St. David’s Foundation. He received a Bachelor of Arts, with Honors in Psychology, from Vanderbilt University and a Doctor of Medicine from The University of Texas Medical School at Houston. We believe that Dr. Pace’s healthcare and investment experience give him the qualifications and skills to serve as a director.

Gregory J. Trudel has served as our President & Chief Executive Officer and a director since December 2013. Mr. Trudel has over 35 years of experience in the surgical devices marketplace. Since 2008, and until becoming President & Chief Executive Officer of Encision Inc., Mr. Trudel had been employed by Covidien, a large global healthcare products company serving in various roles including Global Marketing for surgical energy and stapling products.  Prior to joining Covidien, Mr. Trudel held leadership roles with CONMED Electrosurgery, SilverGlide Surgical Technologies, and Stryker. He holds a B.S. from the University of Connecticut and an M.B.A from the University of Bridgeport, CT. We believe that Mr. Trudel’s extensive business acumen, executive experience with public companies, and his widespread experience in medical devices make him uniquely qualified to serve as a director.

Director Meetings

During the fiscal year ended March 31, 2025, our board of directors met in person one time and had three telephonic meetings. There were four meetings of the audit committee, one meeting of the compensation committee and one meeting of the nominating committee. The audit committee held four telephonic meetings with our independent auditors. Each director attended at least 75% of the aggregate of the total number of meetings of the board and the board committees on which he served during fiscal year 2025.

We encourage our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedule and other demands on their time. All our directors attended the 2024 Annual Meeting of Shareholders.

Our board of directors determines whether a director is independent through a broad consideration of facts and circumstances, including an assessment of the materiality of any relation between us and a director not merely from the director’s standpoint, but also from that of persons or organizations with which the director has an affiliation. In making this determination, the board of directors adheres to the independence criteria under applicable New York Stock Exchange, Inc. (“NYSE”) rules. Using these rules, our board of directors has determined that Robert H. Fries, Vern D. Kornelsen and Patrick W. Pace, M.D. qualify as independent directors.

Compensation of Directors

Our independent directors receive $1,250 a quarter for their services and are reimbursed for their out-of-pocket expenses incurred in connection with their service as directors. Option or equity grants to our directors are at the discretion of the board of directors.

The following table details the total compensation earned by our non-employee directors in fiscal year 2024.

Director Compensation

Name	Fees paid in cash ($) (1)	Equity compensation ($) (2)	All other compensation ($)		Total ($)
Robert H. Fries	4,792	22,186	40,727	(3)	67,705
Vern D. Kornelsen	5,000	2,943	—		7,943
Patrick W. Pace, M.D.	5,000	9,778	—		14,778

(1)	The following table provides a breakdown of fees paid in cash.
(2)	Amounts reflect the aggregate grant date fair values of stock options and restricted stock units (“RSUs”). Amounts reflect the aggregate grant date fair values of grants made in each respective fiscal year, valued in accordance with ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.
(3)	Compensation paid to an entity controlled by Mr. Fries for financial and tax consulting services provided to us.

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Name	Annual retainers ($)
Robert H. Fries	4,792
Vern D. Kornelsen	5,000
Patrick W. Pace, M.D.	5,000

The following table provides information on the outstanding equity awards at fiscal year-end for non-employee directors.

Outstanding Options for Non-Employee Directors at Fiscal Year-End 2024

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Number of securities underlying unexercised equity units (#) exercisable	Number of securities underlying unexercised equity units (#) unexercisable
Robert H. Fries	23,611	61,389	0	0
Vern D. Kornelsen	63,056	21,944	0	0
Patrick W. Pace, M.D.	41,946	43,054	0	0

Nominating Committee; Nominations Process

The members of our nominating committee are Robert H. Fries, Vern D. Kornelsen and Patrick W. Pace, M.D. Our nominating committee recommends to our board of directors nominees for election to the board. Our nominating committee will consider recommendations for director nominees by shareholders if the names of those nominees and the other required information are properly submitted in writing to our corporate secretary in the manner described for shareholder nominations above under the heading “Shareholder Proposals and Director Nominations.” A director nominee must have a strong professional or other background, a reputation for integrity and responsibility and experience relevant to our business and operations. A director nominee must be able to commit appropriate time to prepare for, attend and participate in all meetings of our board of directors and its committees, as applicable, and the annual meeting of shareholders and must not have any conflicts of interest with our business and operations. Our nominating committee will also require some director nominees to be independent as defined under the NYSE listing standards. All director nominees, whether submitted by a shareholder or our nominating committee, will be evaluated in the same manner. All current members of the nominating committee are independent for purposes of the NYSE listing standards.

The nominating committee does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the nominating committee believes that it can adequately evaluate any such nominees on a case-by-case basis. The nominating committee will consider director candidates proposed by shareholders in accordance with the procedures set forth above under "Shareholder Proposals and Director Nominations," and will evaluate shareholder-recommended candidates for director under the same criteria as internally generated candidates. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the nominating committee strives to nominate directors with a variety of complementary skills so that, as a group, the board will possess the appropriate talent, skills and expertise to oversee our business. Although the nominating committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board and its committees.

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On May 30, 2017, our board adopted and approved the First Amended and Restated Bylaws of the Company (the “Amended Bylaws”). The Amended Bylaws include advance notice requirements and procedures for the submission by shareholders of nominations for our board of directors and of other proposals to be presented at shareholder meetings.

Under the Amended Bylaws, in order for a shareholder to nominate a person for election as a director without inclusion in our proxy statement, such shareholder must give timely notice in writing delivered to our Secretary at our principal executive offices. To be timely, notice must be delivered to the Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual shareholders meeting. If the date of the annual shareholders meeting is more than 30 days before or more than 60 days after such anniversary date, to be timely, notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to the date of such annual shareholders meeting and not later than the close of business on the later of the 90th day prior to the date of such annual shareholders meeting or the 10th day following the day on which we first publicly announce the date of such annual shareholders meeting.

The shareholder’s notice must include certain information required by the Amended Bylaws about the director nominee, the shareholder of record and the underlying beneficial owner, if any, including such information as the director nominee’s name, age, address, occupation and shares; the name, address and shares of the shareholder and any beneficial owner; information about derivatives, hedges and short positions; understandings or agreements regarding the economic and voting interests of the director nominee, the shareholder and related persons with respect to our stock, if any; and such other information as would be required to be disclosed in a proxy statement soliciting proxies for the election of the proposed director nominee. In addition, the notice must contain certain representations made by the shareholder or beneficial owner proposing to nominate such director nominee. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. A shareholder’s notice must be updated, if necessary, so that the information submitted is true and correct as of the record date for determining shareholders entitled to receive notice of the meeting and as of the date that is 10 business days prior to the meeting date.

A stockholder interested in submitting a nominee for election to the board of directors should refer to our Amended Bylaws for additional requirements.

Our board of directors has adopted a written Nominating Committee Charter, a copy of which is available on our website at www.encision.com. Our nominating committee held one meeting during the fiscal year ended March 31, 2025.

Compensation Committee

The members of the compensation committee are Vern D. Kornelsen and Robert H. Fries. Our compensation committee reviews and approves compensation for our executive officers whose compensation is approved by our board of directors upon recommendation of the compensation committee. Our compensation committee also administers our stock option plans. Our board of directors has adopted a written Compensation Committee Charter, a copy of which is available on our website at www.encision.com. Our compensation committee held one meeting during the fiscal year ended March 31, 2025.

The compensation committee reviewed and considered our compensation policies and programs in light of the board of directors’ risk assessment and management responsibilities and will do so in the future on an annual basis. The compensation committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

Audit Committee

Our board of directors maintains an audit committee comprised of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the applicable rules of the NYSE and regulations of the Securities and Exchange Commission (“SEC”) as currently in effect and applicable to us. The audit committee oversees our independent auditors and financial process on behalf of the board of directors. The audit committee has adopted a written charter. The audit committee has adopted a complaint procedure policy.

Vern D. Kornelsen and Patrick W. Pace, M.D. comprise the audit committee. Mr. Kornelsen’s and Dr. Pace’s background is more fully disclosed in their biographies under “Election of Directors.”

Our board of directors has determined that Vern D. Kornelsen and Patrick W. Pace, M.D. each qualify as an “audit committee financial expert” and each is “independent” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

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The audit committee has adopted a written charter, a copy of which is available on the investor relations page of our website at www.encision.com. Our audit committee held four telephonic meetings with our independent auditors during the fiscal year ended March 31, 2025.

Board Leadership Structure

Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. Presently, we do not have a Chairman of the Board.

Three of the four members of our board of directors satisfy the requirements of independence under the NYSE listing standards, and our audit, compensation, and nominating committees are composed entirely of independent directors. This structure encourages independent and effective oversight of our operations and prudent management of risk.

Risk Oversight

The board of directors, principally through delegation to the audit committee oversees risks facing us. The audit committee regularly discusses with management, our internal auditors and our independent auditors our major risk exposures, whether financial, operating or otherwise, and the adequacy and effectiveness of our control of such risks. The audit committee also recommends from time to time that key identified risk areas be considered by the full board, and individual board members also periodically ask the full board to consider an area of risk. In addition, risk management issues are considered inherently by the board with respect to all major decisions made by the board.

Our board of directors believes that the decision as to who should serve as Chairman of the Board and/or Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the board. The board members have considerable experience and knowledge about the challenges and opportunities the company faces. The board, therefore, is in the best position to evaluate the company’s current and future needs and to judge how the capabilities of the company’s directors and senior management from time to time can be most effectively organized to meet those needs. While the board may combine these offices in the future if it considers such a combination to be in the best interest of the company, it currently intends to retain this structure.

Shareholder Communications with Directors

Shareholders and other interested parties wishing to contact any member (or all members) of our board of directors or any committee of the board may do so by mail, addressed, either by name or title, to the board of directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to our principal office. Our administrative staff may review any such communications to ensure that inappropriate material is not forwarded to the board of directors or to any individual director. The board of directors intends to continuously evaluate its communication process with our shareholders and may adopt additional procedures to facilitate shareholder communications with the board of directors, consistent with standards of professionalism and our administrative resources.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all other directors and executive officers. The Code of Ethics is available on the investor relations page of our website at www.encision.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers and directors by posting such information on our website.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers and directors.

Encision has adopted an insider trading policy that governs the purchase, sale, and other dispositions of the Company’s securities by directors, officers, and employees. The insider trading policy is designed to promote compliance with applicable securities laws and to prevent trading on the basis of material nonpublic information. A copy of the insider trading policy is available on the investor relations section of our corporate website at www.encision.com.

Rule 10b5-1 Sales Plans

Our policy governing transactions in our securities by directors, officers, and employees permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company. During FY 2025, none of our directors or executive officers had a Rule 10b5-1 in effect.

Equity Grant Timing

The Company does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our common stock, in connection with the release of material non-public information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option or other equity award grant dates. During fiscal year 2025, except as described in the table below, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material non-public information.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award($/Sh)	Grant date fair value of award	Percent Change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
Gregory J. Trudel	11/14/2024	5,000	$.42	$1,239	-4.7%
Brian J. Jackman	11/14/2024	5,000	$.42	$1,239	-4.7%

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Executive Officers

The following table sets forth the names of our executive officers, their ages as of March 31, 2025, and their positions and offices held:

Name	Age	Position
Gregory J. Trudel	64	President & CEO
Brandon Shepard	41	VP - Controller, Treasurer, Corporate Secretary
Brian J. Jackman	43	VP - Marketing
Jason E. Johnson	50	VP - Sales

Gregory J. Trudel has served as our President & Chief Executive Officer and a director since December 2013. Mr. Trudel has over 35 years of experience in the surgical devices marketplace. Since 2008, and until becoming President & Chief Executive Officer of Encision Inc., Mr. Trudel had been employed by Covidien, a large global healthcare products company serving in various roles including Global Marketing for surgical energy and stapling products.  Prior to joining Covidien, Mr. Trudel held leadership roles with CONMED Electrosurgery, SilverGlide Surgical Technologies, and Stryker. He holds a B.S. from the University of Connecticut and an M.B.A from the University of Bridgeport, CT.

Brandon J. Shepard is our VP - Controller, Treasurer and Corporate Secretary joined us in 2024 as VP of Finance. Mr. Shepard has extensive experience in financial management, cost accounting, strategic planning, budgeting, and forecasting.  He holds a Masters of Professional Accounting and dual Bachelor’s degrees in Accounting and Information Systems from Metropolitan State University of Denver.  Brandon is a Certified Management Accountant (CMA) and certified in Strategy and Competitive Analysis (CSCA).

Brian J. Jackman has served as our VP of Marketing since February 2019. He is responsible for our national accounts. Mr. Jackman has been with us since 2006. He served as Senior Engineering Program Manager from 2009 until 2012, Marketing Manager from 2012 until 2014, and Director of Marketing from 2014 until 2019. Mr. Jackman has a background in marketing, sales, surgical device design, and program management. He holds a B.S. in Mechanical Engineering from the University of Colorado at Boulder and was issued several patents for laparoscopic surgical instruments.

Jason E. Johnson has served as our VP of Sales since October 2022. Mr. Johnson has been with us since 2016. He served as our Regional Sales Director from 2016 until 2021 of multiple regions and National Sales Director from 2021 until 2022. Mr. Johnson has over 20 years of experience in the medical arena since 2002. Mr. Johnson has a background in marketing, sales, and communications.  He holds a B.S. in Communications/Marketing from the University of Minnesota.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or awarded to each person who served as our chief executive officer during our most recently completed fiscal year, and to each of our two most highly compensated executive officers (other than our chief executive officer) who earned in excess of $100,000 during our most recently completed fiscal year, (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option awards ($) (1)	All Other Comp ($)	Total ($)
Gregory J. Trudel President, CEO	2025 2024	253,753 264,031	0 0	0 0	49,383 3,371	0 0	303,136 267,402
Brian J. Jackman VP – Marketing	2025 2024	155,695 161,477	0 0	0 0	10,939 0	0 0	166,634 161,477
Jason E. Johnson VP - Sales	2025 2024	194,132 187,379	0 0	0 0	0 0	6,000 6,000	200,132 193,379
(1)	Amounts reflect the aggregate grant date fair values of grants made in each respective fiscal year, valued in accordance with ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

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Pay-versus-Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by SEC disclosure rules, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The following table sets forth information with respect to the alignment between our executive compensation and its financial performance.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net (Loss) ($000s)(4)
2025	$303,136	$279,629	$183,383	$175,904	$70.00	$(220.2)
2024	$267,402	$288,211	$158,315	$136,689	$75.00	$(691.8)
2023	$264,051	$179,658	$150,810	$117,803	$61.76	$(323.9)

(1)

The PEO was Gregory J. Trudel for all three years shown in the table. The Non-PEO Named Executive Officers for whom average compensation is presented in this table are David Newton and Brian Jackman for 2023, Brian Jackman and Mala Ray for 2024, and Brian Jackman and Jason Johnson for 2025.

(2)	The following table summarizes the adjustments required to be made to the amounts reported in the Summary Compensation Table for the applicable year in accordance with Item 402(v) of Regulation S-K in order to determine the amounts shown in the table above as “Compensation Actually Paid”.
(3)	Total shareholder return reflects the cumulative total return of our Common Stock for the measurement period March 31, 2021 through March 31 of the year indicated. Each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on March 31, 2021. Encision is a smaller reporting company and is not required to disclose peer group TSR.
(4)	Represents the amount of net (loss) reflected in the Company’s audited financial statements for each applicable year. Encision is a smaller reporting company and is not required to disclose the company-selected measure nor the tabular list of their most important financial performance measures.

	PEO			Average of Non-PEO NEOs
Adjustments	FY 2025	FY 2024	FY 2023	FY 2025	FY 2024	FY 2023
Total Compensation from SCT	$303,136	$267,402	$264,051	$183,383	$158,315	$150,810
(Subtraction): Grant Date Fair Value of Option Awards Granted in Fiscal Year	$(49,383)	$(3,371)	$(3,773)	$(9,470)	(1,652)	$(4,717)
Addition: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards Granted in Fiscal Year	$19,127	$7,500	$4,200	$3,049	$1,686	5,250
Addition (Subtraction): Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	$3,008	$24,239	$(53,249)	$479	$(8,563)	$(20,758)
Addition: Fair Value at Vesting of Option Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—	—	—	$—
Addition (Subtraction): Change in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$3,741	$(7,559)	$(31,571)	$(1,537)	$(13,097)	$(13,502)
Compensation Actually Paid	$279,629	$288,211	$179,658	$175,904	$136,689	$117,803

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Relationship Between Pay and Performance

The following summarizes the relationship between the Company’s executive Compensation Actually Paid (“CAP”) and applicable financial performance.

CAP Versus Company TSR

There was a net decrease in CAP of our PEO and a net increase of the average of non-PEO NEOs over the two-fiscal year period ending March 31, 2025. Over the same two-fiscal-year period, our cumulative TSR decreased slightly, reflecting relative alignment between our CAP and our cumulative TSR. This relative alignment is a result of our equity compensation program which aims to align executive compensation with the shareholder experience (i.e., stock price) through stock option grants.

CAP Versus Net Income

There was a net decrease in CAP of our PEO and a net increase of the average of non-PEO NEOs over the two-fiscal year period ending March 31, 2025. Net Loss decreased from fiscal period ending March 31, 2024 to fiscal period ending March 31, 2025. However, compensation is not directly tied to Net Income or Loss within our compensation program.

Employment Agreement

On November 14, 2016, we entered into an Employment Agreement (the "Employment Agreement") with Greg Trudel, our President and Chief Executive Officer.

The Employment Agreement has an initial two-year term. Thereafter, the term automatically renews for additional one-year periods unless either party gives prior written notice that it does not wish to automatically renew the term. The Employment Agreement provided that Mr. Trudel will receive an annual base salary of $214,725 ("Base Salary"). The Base Salary would increase to $230,000 after we achieved three months of profitability. The table above reflects annual salary increases.

Mr. Trudel will be eligible to participate in our bonus programs for executive and non-executive officers, as determined in the discretion of our board of directors. In addition, Mr. Trudel will be eligible for a bonus from an annual bonus pool. The amount of the annual bonus pool for the 2025 fiscal year shall be determined as follows:

Revenue Growth from prior year	12.5%	15%	25%	35%	>50%
Bonus % on Revenue Growth Amount	0%	10%	12.5%	12.5%	12.5%
Net Income Growth from prior year	12.5%	15%	25%	33%	>100%
Bonus % on Net Income Growth Amount	0%	15%	17.5%	20%	20%

The bonus amount will be limited to 15% of the first $500,000 of net income plus 17.5% on any excess of $500,000 of net income. Net income will mean pre-tax, pre-bonus GAAP income in each fiscal year compared to the preceding fiscal year. When comparing a fiscal year over a prior fiscal year, losses in any fiscal year will be not considered for the bonus computation. As determined by the Board of Directors or the Compensation Committee of the Board of Directors, any incremental expense, or reduced expense, that occurs as a result of raising capital for such purpose shall be excluded as an expense, or as income, from the pre-tax GAAP income calculation,

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45% of the bonus pool will be allocated to the CEO.

55% of the bonus pool will be allocated to members of the Encision Leadership Team and allocated at the direction of the CEO.

Mr. Trudel will be entitled to receive a special cash bonus of $50,000 in the event that we are acquired during the term of Mr. Trudel's employment. In addition, the Employment Agreement provides that Mr. Trudel is eligible to participate in our standard benefit plans and programs.

Under the Employment Agreement, if we terminate Mr. Trudel without cause or Mr. Trudel resigns for "good reason" (as defined in the Employment Agreement), Mr. Trudel will be entitled to receive a severance amount (up to one times his Base Salary) based upon the length of time Mr. Trudel was employed by us prior to the termination. Such severance will be paid out ratably over the twelve months following the termination. However, if the termination is in connection with the closing of a Change of Control (as defined in our 2014 Equity Incentive Plan), then the severance will be paid in one lump sum. No severance will be paid if the term of the Employment Agreement expires or is not renewed.

The Employment Agreement requires Mr. Trudel to maintain the confidentiality of our proprietary information. The Employment Agreement also includes typical non-competition and non-solicitation provisions that Mr. Trudel must comply with for a period of one year after termination of his employment with us.

Equity Incentive Awards

On August 13, 2014, our shareholders approved the adoption of the 2014 Equity Incentive Plan (the “2014 Plan”) providing for awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and other stock-based awards to our employees and directors. The 2014 Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422. As approved by the shareholders, we reserved 1,100,000 shares of our common stock for issuance upon exercise of equity incentive awards granted under the 2014 Plan. As of March 31, 2025, equity incentive awards to purchase an aggregate of 751,000 shares of our common stock (net of equity incentive awards canceled and exercised) had been granted pursuant to our 2014 Plan, leaving 349,000 still available for grant.

The compensation committee of the board of directors administers the 2014 Plan.

Option Grants in Fiscal Year 2025

The following table sets forth options to acquire shares of our common stock granted to the Named Executive Officers during the fiscal year ended March 31, 2025.

Name	Grant date	Number of securities underlying options (#)	Exercise price of option awards ($/Sh)	Grant date fair value of option awards ($) (1)
Gregory J. Trudel	05/01/24	200,000	0.37	48,056
	11/14/24	5,000	0.42	1,328
Brian J. Jackman	05/01/24	40,000	0.37	9,611
	11/14/24	5,000	0.42	1,328
Jason E. Johnson	—	—	—	—

(1)	Grant date fair value of option awards was determined pursuant to ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Options Exercised in Fiscal Year 2025

Name	Number of securities acquired on exercise (#)	Value realized upon exercise ($) (1)
Gregory J. Trudel	1,500	$750
Brian J. Jackman	1,500	$750
Jason E. Johnson	—	—

(1)	The value realized equals the excess of the fair market value of our common stock at exercise over the option exercise price, multiplied by the number of shares for which the option was exercised.

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Outstanding Options at Fiscal Year-End 2025

The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of common stock held as of March 31, 2025 by the Named Executive Officers.

Name	Number of Securities underlying unexercised options (#)exercisable	Number of Securities underlying unexercised options (#) unexercisable	Option exercise price ($/Sh)	Option expiration Date
Gregory J. Trudel	9,167	833	0.50	11/12/25
	51,250	23,750	1.50	01/13/27
	44,333	25,667	1.35	04/19/27
	4,667	5,333	0.51	02/09/28
	2,833	7,167	0.46	01/19/29
	—	200,000	0.37	08/01/29
	—	5,000	0.42	02/14/30

Brian J. Jackman	5,000	833	0.55	05/25/25
	9,167	3,167	0.50	11/12/25
	6,833	8,000	1.40	01/13/27
	7,000	40,000	0.51	02/09/28
	—	5,000	0.37	08/01/29
	—	—	0.42	02/14/30

Jason E. Johnson	5,000	—	0.55	05/25/25
	7,167	2,833	0.80	11/11/26
	4,833	5,167	0.45	01/19/28

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 23, 2025, the number of shares of our common stock, based upon 11,879,645 shares outstanding, owned by any person who is known by us to be the beneficial owner of more than 5% of our voting securities, by all individual directors, by all current Named Executive Officers, and by all current executive officers and directors as a group:

Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Class
Vern D. Kornelsen(3)	3,340,081	27.99%
Robert H. Fries(4)	555,000	4.67%
Gregory J. Trudel(5)	273,401	2.28%
Patrick W. Pace, M.D.(6)	187,720	1.58%
Brian J. Jackman (7)	39,417	0.33%
Jason E. Johnson (8)	13,667	0.12%
All executive officers and directors as a group (7 Persons) (9)	4,464,021	36.75%
Other Shareholders holding 5% or more:
CMED Partners LLLP(10)	3,280,470	27.62%
DAFNA Capital Management, LLC(11)	964,662	8.12%
Charles E. Sheedy(12)	953,319	8.03%
Thalassa Holdings, Ltd.(13)	619,272	5.21%

(1)	The address of each director and officer of the Company is 6797 Winchester Circle, Boulder, CO 80301.

(2)	Shares not outstanding but deemed beneficially owned by virtue of an individual executive officer’s or director’s right to acquire them as of June 23, 2024, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by all executive officers and directors as a group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.

(3)	Includes 3,280,470 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner, and 59,611 shares issuable pursuant to options exercisable as of June 23, 2025, or within 60 days of such date.

(4)	Includes no shares of common stock issuable pursuant to options exercisable as of June 23, 2025, or within 60 days of such date.

(5)	Includes 104,506 shares issuable pursuant to options exercisable as of June 23, 2025, or within 60 days of such date.

(6)	Includes 38,602 shares issuable pursuant to options exercisable as of June 23, 2025, or within 60 days of such date.
(7)	Includes 35,917 shares issuable pursuant to options exercisable as of June 23, 2025, or within 60 days of such date.
(8)	Includes 13,667 shares issuable pursuant to options exercisable as of June 23, 2025, or within 60 days of such date.

(9)	Includes 272,164 shares issuable pursuant to options exercisable as of June 23, 2025, or within 60 days of such date.

(10)	The address of CMED Partners LLLP is 4605 S. Denice Drive, Englewood, CO 80111. Mr. Kornelsen is indirectly the beneficial owner of these shares since he is the General Partner of CMED Partners LLLP.

(11)	Based solely on Schedule 13G/A, filed February 14, 2024. The address of DAFNA Capital Management, LLC is 10990 Wilshire Boulevard, Suite 1400, Los Angeles, CA 90024.

(12)	Based solely on Schedule 13G/A, filed September 3, 2014. The address of Charles E. Sheedy is 909 Fannin Street, Houston, TX 77010.

(13)	Based solely on Schedule 13D, filed February 14, 2025. The address of Thalassa Holdings, Ltd.is PO Box 800, Road Town, Tortola, VG1110, British Virgin Islands.

RELATED PARTY TRANSACTIONS

During the 2025 fiscal year, we paid $40,727 in compensation paid to an entity controlled by our board member Mr. Fries for financial and tax consulting services provided to us.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based solely on a review of Forms 3, 4, and 5 furnished to us during the fiscal year ended March 31, 2025, or written representations that no such forms were required, we believe that all Section 16(a) filing requirements were met on a timely basis, except as follows: (i) Brian Jackman, Vern Kornelson, and Gregory Trudel each filed two late Forms 4; (ii) Patrick Pace filed three late Forms 4; (iii) Robert Fries and Mala Ray each filed one late Form 4; and (iv) Brandon Shepard filed an initial Form 3 late.

Audit Committee Report

Our board of directors maintains an audit committee comprised of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee meets with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Vern D. Kornelsen, Audit Committee Member

Patrick W. Pace, M.D., Audit Committee Member

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RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal Item #2)

Our board of directors and audit committee have selected GreenGrowth CPAs as our independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2026. The decision to engage GreenGrowth CPAs was approved by our board of directors and audit committee, and this appointment is being submitted to our shareholders for ratification at the Annual Meeting.

GreenGrowth CPAs served as the principal accountant to audit our financial statements for the fiscal years ended March 31, 2025.

We do not expect that a representative of GreenGrowth CPAs will be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF GREENGROWTH CPAS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

Audit Fees

Audit fees for the fiscal year ended March 31, 2025 and fees for the review of interim financial statements included in Form 10-Qs in fiscal year ended March 31, 2025 to GreenGrowth CPAs totaled $74,750.

GreenGrowth CPAs totaled $29,500. Audit fees for the fiscal year ended March 31, 2024 and fees for the review of interim financial statements included in Form 10-Qs in fiscal year ended March 31, 2024 to Gries & Associates, LLC totaled $48,500.

Audit-Related Expenses

Audit-related expenses for the fiscal years ended March 31, 2024 and 2025 paid to GreenGrowth CPAs and to Gries & Associates, LLC respectively totaled $0 and $0. Audit-related expenses consisting of reimbursable expenses incurred by our auditors in connection with the performance of their audit services related to auditing our financial statements for the year ended March 31, 2025 will be paid to GreenGrowth CPAs in fiscal year March 31, 2026 and will be reported in next year’s proxy statement.

Tax Fees

GreenGrowth CPAs and Gries & Associates, LLC did not render any services related to tax return preparation or tax planning for the fiscal years ended March 31, 2024 or 2025.

All Other Fees

There were no aggregate fees billed for any other services rendered by GreenGrowth CPAs and by Gries & Associates, LLC for the fiscal years ended March 31, 2025 or 2024.

Approval of Auditor Services and Fees

Our audit committee ensures that we engage our independent public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of our independent public accountants. Our audit committee approves or pre-approves all services provided by our independent public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. Our audit committee approved all fees identified in the preceding first two paragraphs.

15

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal Item #3)

Section 14A of the Securities Exchange Act requires public companies to conduct a separate stockholder advisory vote on executive compensation as disclosed in the Executive Compensation section of the annual proxy statement. While this advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

We urge shareholders to carefully read the Executive Compensation section of this proxy statement, which describes the executive compensation paid to our executive officers. Our Board of Directors and our Compensation Committee believe that the compensation paid to our executive officers is effective in achieving our compensation objectives.

In accordance with Section 14A of the Securities Exchange Act, we are asking shareholders to approve the following advisory resolution at the 2025 Annual Meeting:

“RESOLVED, that the shareholders of Encision Inc. approve, on an advisory basis, the compensation of the Company's executive officers as disclosed in the Executive Compensation section of the proxy statement for the Company's 2025 Annual Meeting.”

The affirmative vote of a majority of the votes cast will be required to approve the resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Unless marked otherwise, proxies received will be voted FOR the resolution.

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NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION

(Proposal Item #4)

In addition to the advisory vote on executive compensation discussed in Proposal 3, Section 14A of the Securities Exchange Act requires that, at least once every six years, we present our shareholders the opportunity to vote, on an advisory basis, on the frequency with which we should conduct future advisory votes on executive compensation. By voting on this proposal, you have an opportunity to vote on whether you would prefer that we conduct future advisory votes on executive compensation once every year, once every two years or once every three years. Shareholders may, if they wish, abstain from casting a vote on this proposal.

The Board of Directors has determined that an advisory vote on executive compensation every three years will allow our shareholders to provide timely and direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board of Directors believes that a vote every three years is therefore consistent with the Company's efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters. The Company recognizes that the shareholders may have different views on this issue, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

You may cast a vote on your preferred voting frequency by selecting the option of one year, two years or three years (or abstaining) when voting in response to the resolution set forth below.

RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's executive officers as set forth in the proxy statement should be every year, every two years or every three years; with such frequency that receives the highest number of votes cast being the preferred advisory vote of shareholders.

This vote is advisory and not binding on us or the Board of Directors in any way. However, the Board of Directors and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

The Board of Directors will consider shareholders to have selected the frequency alternative (one year, two years or three years) of Proposal 5 that receives the greatest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY “THREE YEARS” AS THE FREQUENCY FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR EXECUTIVE OFFICERS.

Unless marked otherwise, proxies received will be voted FOR the "three years" frequency option.

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OTHER MATTERS

We know of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy Card, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

ANNUAL REPORT TO SHAREHOLDERS

Our Annual Report for the fiscal year ended March 31, 2025, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-K is being mailed to shareholders on or about July 14, 2025 with these proxy materials.

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called “householding”. Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: 6797 Winchester Circle, Boulder, CO 80301, Attention: Mala Ray. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY. IN THE EVENT THAT YOU ARE ABLE TO ATTEND THE MEETING, WE WILL, IF YOU REQUEST, CANCEL THE PROXY CARD.

SIGNATURE

By Order of the Board of Directors

/s/ Gregory J. Trudel

President and CEO

Boulder, Colorado

July 14, 2025

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SCAN TO
VIEW MATERIALS & VOTE

ENCISION INC.
6797 WINCHESTER CIR.
BOULDER, CO 80301

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/20/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/20/2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Vern D. Kornelsen 02) Robert H. Fries 03) Patrick W. Pace, M.D. 04) Gregory J. Trudel

The Board of Directors recommends you vote FOR proposals 2 and 3:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
4. To vote for a non-binding advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000680941_1 R1.0.0.2

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 21, 2025:
The Notice and Proxy Statement and Form 10-K are available at www.Encision.com and www.proxyvote.com

ENCISION INC.
Annual Meeting of Shareholders
August 21, 2025 9:00 A.M. Mountain Time
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes, appoints and authorizes Gregory J. Trudel and Brandon J. Shepard and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated on the reverse side, all of the undersigned's shares of the no par value common stock of Encision Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 6797 Winchester Circle, Boulder, CO 80301 at 9:00 A.M. Mountain Time, on August 21, 2025, and at any and all adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

0000680941_2 R1.0.0.2

Continued and to be signed on reverse side